EXHIBIT 10.1
Second Amendment
to
Amended and Restated
Senior Revolving Credit Agreement
among
Petrohawk Energy Corporation,
as the Borrower,
BNP Paribas,
as Administrative Agent,
Bank of America, N.A. and
Harris Nesbitt Financing, Inc.,
as Syndication Agents,
JPMorgan Chase Bank, N.A. and
Wells Fargo Bank, N.A.,
as Co-Documentation Agents,
and
The Lenders Party Hereto
Effective as of January 27, 2006

Second Amendment to
Amended and Restated Senior Revolving Credit Agreement
     This Second Amendment to Amended and Restated Senior Revolving Credit Agreement (this “Second Amendment”) executed effective as of the 27th of January, 2006 (the “Second Amendment Effective Date”) is among Petrohawk Energy Corporation, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders from time to time party hereto; BNP Paribas (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); Bank of America, N.A. and Harris Nesbitt Financing, Inc., each as syndication agent for the Lenders (each in such capacity, together with its successors in such capacity, the “Syndication Agents”); and JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as co-documentation agents for the Lenders (each in such capacity, together with its successors in such capacity, the “Co-Documentation Agents”).
Recitals
     A. The Borrower, the Administrative Agent, the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Amended and Restated Senior Revolving Credit Agreement dated as of July 28, 2005, pursuant to which such lenders and agents provided certain loans and extensions of credit to the Borrower (such agreement, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 16, 2005 and as renewed, extended, amended or restated from time to time, the “Credit Agreement”).
     B. The Administrative Agent has requested, and the Borrower, the Administrative Agent, the Syndication Agents, the Co-Documentation Agents and Lenders have agreed to amend certain provisions of the Credit Agreement.
     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to sections in the Credit Agreement.
     Section 2. Amendments to Credit Agreement.
     2.1 Certain Defined Terms. Section 1.02 is hereby amended by amending or adding the following defined terms:

     (a) Applicable Margin. The definition of “Applicable Margin” is hereby amended and restated to read in its entirety as follows:
     “ ‘Applicable Margin’ means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:
Borrowing Base Utilization Grid

Borrowing Base	<50%	≥50%	≥75%	≥90%
Utilization		< 75%	<90%
Percentage
LIBOR Margin	1.250%	1.500%	1.750%	2.000%
ABR Margin	0.000%	0.000%	0.250%	0.500%
Commitment Fee Rate	0.250%	0.375%	0.375%	0.500%
     provided that if prior to March 31, 2006, the Borrower issues shares of its common Equity Interests sufficient to generate Net Cash Proceeds of $100,000,000 or more, then “Applicable Margin” shall mean, for any day occurring after such issuance, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:
Borrowing Base Utilization Grid

Borrowing Base	<50%	≥50%	≥75%	≥90%
Utilization		< 75%	<90%
Percentage
LIBOR Margin	1.000%	1.250%	1.500%	1.750%
ABR Margin	0.000%	0.000%	0.000%	0.250%
Commitment Fee Rate	0.250%	0.375%	0.375%	0.375%
     Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.
     (b) Asset Purchase Agreement. The definition of “Asset Purchase Agreement” is hereby added where alphabetically appropriate, which definition reads in its entirety as follows:
“ ‘Asset Purchase Agreement’ means that certain Asset Purchase Agreement dated as of December 14, 2005 among Redley Company, Burris Run Company,

Red Clay Minerals, as sellers, and the Borrower, as purchaser as amended by that certain First Amendment to Asset Purchase Agreement dated as of December 14, 2005 among Redley Company, Burris Run Company, Red Clay Minerals, as sellers, and Borrower, as purchaser.”
     (c) Acquisition Properties. The definition of “Acquisition Properties” is hereby added where alphabetically appropriate, which definition reads in its entirety as follows:
“ ‘Acquisition Properties’ means the Oil and Gas Properties acquired by the Borrower or its Subsidiaries pursuant to the Asset Purchase Agreement.”
     (d) Second Amendment. The definitions of “Second Amendment” and “Second Amendment Effective Date” are hereby added where alphabetically appropriate, which definitions read in their entirety as follows:
“ ‘Second Amendment’ means that certain Second Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of January 27, 2006 among the Borrower, the Guarantors, the Agents and the Lenders.
‘Second Amendment Effective Date’ means the date on which the conditions specified in Section 4 of the Second Amendment are satisfied (or waived in accordance with Section 12.02).”
     (e) Guarantors. The definition of “Guarantors” is hereby amended and restated in its entirety to read as follows:
“ ‘Guarantors’ means, collectively:
     (a) as of the Effective Date, each of the following:
•	Petrohawk Operating Company, a Texas corporation;

•	P-H Energy, LLC, a Texas limited liability company;

•	Petrohawk Holdings, LLC, a Delaware limited liability company;

•	Red River Field Services, L.L.C., an Oklahoma limited liability company;

•	Petrohawk Properties, LP, a Texas limited partnership;

•	Winwell Resources, Inc., a Louisiana corporation;

•	WSF, Inc., a Louisiana corporation; and
(b) each other Material Domestic Subsidiary or other Domestic Subsidiary that guarantees the Indebtedness pursuant to Section 8.14(b).”

     (f) Gulf of Mexico Properties. The definition of “Gulf of Mexico” is hereby added where alphabetically appropriate, which definition reads in its entirety as follows:
     “ ‘Gulf of Mexico Properties’ means those Oil and Gas Properties of the Borrower and its Restricted Subsidiaries located on the Outer Continental Shelf of the Gulf of Mexico or in the state waters of any state adjacent to the Outer Continental Shelf.
     (g) `Second Lien Term Loan Agreement. The definition of “Second Lien Term Loan Agreement” is hereby amended and restated in its entirety to read as follows:
“ ‘Second Lien Term Loan Agreement’ means that certain Amended and Restated Second Lien Term Loan Credit Agreement as amended and restated on the Effective Date and subsequently amended by that certain First Amendment to Amended and Restated Second Lien Term Loan Agreement and that certain Second Amendment to Amended and Restated Second Lien Term Loan Agreement, among the Borrower, BNP Paribas, as the Second Lien Administrative Agent, and the lenders party thereto, and any “Loan Documents” (as defined therein) executed in connection therewith, in each case, as hereafter amended or supplemented pursuant to Section 9.04(b).”
     (h) Stock Purchase Agreement. The definition of “Stock Purchase Agreement” is hereby added where alphabetically appropriate, which definition reads in its entirety as follows:
“ ‘Stock Purchase Agreement’ means that certain Stock Purchase Agreement dated as of December 14, 2005 among Winwell, the shareholders of Winwell and the Borrower.”
     (i) Winwell. The definition of “Winwell” is hereby added where alphabetically appropriate, which definition reads in its entirety as follows:
“ ‘Winwell’ means Winwell Resources, Inc., a Louisiana corporation.”
     (j) Winwell Acquisition. The definition of “Winwell Acquisition” is hereby added where alphabetically appropriate, which definition reads in its entirety as follows:
“ ‘Winwell Acquisition’ means the transaction whereby the Borrower will purchase all of the issued and outstanding capital stock of Winwell pursuant to the Stock Purchase Agreement.”
     (k) Winwell Properties. The definition of “Winwell Properties” is hereby added where alphabetically appropriate, which definition reads in its entirety as follows:
“ ‘Winwell Properties’ means the Oil and Gas Properties acquired by the Borrower or its Subsidiaries as a result of the Winwell Acquisition.”

     2.2 Amendment to Section 2.07(a). Section 2.07(a) is hereby amended and restated in its entirety as follows:
     “(a) Initial Borrowing Base. For the period from and including the Second Amendment Effective Date to but excluding the first Redetermination Date thereafter, the amount of the Borrowing Base shall be $400,000,000. Notwithstanding the foregoing, (i) if all or substantially all of the Gulf of Mexico Properties are sold prior to the first redetermination occurring after the Second Amendment Effective Date, the then effective Borrowing Base will be automatically reduced by $15,000,000 and (ii) the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 8.13(c) and Section 9.13.”
     2.3 Amendment of Section 2.07(e). Section 2.07(e) is hereby amended and restated in its entirety as follows:
     “(e) Automatic Reduction of Borrowing Base. If the Borrower shall incur Debt under the Second Lien Term Loan Agreement in excess of $225,000,000, subject to the limitation set forth in Section 9.02(h)(ii), the Borrowing Base shall be reduced (rounded downward to the nearest $1,000) by an amount equal to $0.2666666 for every incremental dollar of such Debt incurred (i.e., for the avoidance of doubt, if the Borrower incurred an incremental $75,000,000 of Debt under the Second Lien Term Loan Agreement, the Borrowing Base would be $380,000,000).
     2.4 Amendment Section 7.22. Section 7.22 is hereby amended and restated in its entirety as follows:
     “Section 7.22 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used to provide working capital for exploration and production operations, to provide funding in connection with the acquisition of additional Oil and Gas Properties, subject to Section 9.05, to provide funding in connection with the acquisition of Equity Interests in Persons owning Oil and Gas Properties and for general corporate purposes, including the issuance of letters of credit. The Borrower and its Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates the provisions of Regulations T, U or X of the Board.”
     2.5 Amendment to Section 9.02(h). Section 9.02(h) is hereby amended and restated in its entirety as follows:
     “(h) Debt (i) under the Senior Unsecured Notes, and any guarantees thereof, the principal amount of which does not exceed $125,000,000 in the aggregate and any Permitted Refinancing Debt in respect thereof and (ii) under the Second Lien Term Loan Agreement and any guarantees thereof, the principal amount of which Debt under clause (ii) of this Section 9.02(h) does not exceed $300,000,000 in the aggregate; provided that the Borrower may incur

Debt under the Second Lien Term Loan Agreement in excess of $225,000,000 if: (1) the Borrower shall provide the Administrative Agent not less than thirty (30) days prior written notice and (2) the Borrowing Base then in effect shall be reduced pursuant to Section 2.07(e).”
     2.6 Amendment to Section 9.04(a). Section 9.04(a) is hereby amended to delete the word “and” before clause (vi) and to delete the “.” at the end of clause (vi) and insert in lieu thereof the following:
          “and (vii) the Borrower may acquire up to 3,322,441 shares of its common stock from EnCap Investments, L.P. and its Affiliates with the Net Cash Proceeds of the substantially concurrent sale of shares of its common Equity Interests, provided that the aggregate consideration paid for all acquisitions under this clause (vii) shall not exceed an amount equal to such Net Cash Proceeds less $100,000,000.”
     2.7 Amendment to Section 9.13. Section 9.13 is hereby amended (i) by inserting the words “other than the Gulf of Mexico Properties” after the phrase “Oil and Gas Property” in clause (iii) of Section 9.13(e).
     2.8 Amendment to Annex I/Exiting Lender. Annex I is hereby amended and restated in its entirety as set forth in the attached Annex I-A. Each Lenders hereby approves Maximum Credit Amount set forth opposite its name on Annex I-A and its resulting Commitment. Macquarie Bank Limited is signing this Second Amendment solely for the purpose of exiting the Credit Agreement and acknowledging that its Maximum Credit Amount and Commitment have been reduced to zero. On the Second Amendment Effective Date, Macquarie Bank Limited will cease to be a Lender under the Credit Agreement and its Revolving Credit Exposure shall be repaid (at a price equal to par, together with all accrued and unpaid interest and fees) from the proceeds of the Loans to be advanced on such date.
     2.9 Amendment to Exhibit F-1. Exhibit F-1 is hereby amended to add as Security Instruments the documents set forth in the attached exhibit.
     2.10 Amendment to Schedule 7.15. Schedule 7.15 is hereby amended and restated in its entirety as set forth in the attached schedule.
     2.11 Addition of Syndication Agent. Each of the Lenders and the Issuing Bank hereby irrevocably appoint Harris Nesbitt Financing, Inc. as a Syndication Agent. In such capacity, Harris Nesbitt Financing, Inc. shall be entitled to all of the rights and benefits of Article XI of the Agreement as an “Agent”, including without limitation Section 11.10.
     Section 3. Waivers and Consents; Special Representations and Covenants.
     3.1 Winwell Acquisition. The Borrower has informed the Administrative Agent and the Lenders of the Borrower’s intent to acquire Winwell pursuant to the Stock Purchase Agreement. The Borrower has further informed the Administrative Agent and the Lenders that the Winwell Acquisition will violate Section 9.05. The Borrower has requested that the Lenders waive, and the Lenders do hereby waive, the prohibition contained in Section 9.05 that the Borrower not, and will not permit any Restricted Subsidiary to, make or permit to remain outstanding any Investments in or to any Person. Except as expressly waived herein, all covenants, obligations and agreements of the Borrower and the Guarantors contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms.
     3.2 Second Lien Term Loan Agreement. The Lenders do hereby consent, pursuant to Section 1.12 of Annex II of the Second Lien Term Loan Agreement, the amendments to Annex II of the Second Lien Term Loan Agreement as set forth in the Second Amendment to the Second Lien Term Loan Agreement, dated of even date herewith, among the Borrower, the Administrative Agent, and each of the Lenders from time to time party thereto.
     3.3 Asset Purchase Agreement and Stock Purchase Agreement.
     (a) The copies of the Asset Purchase Agreement and the Stock Purchase Agreement delivered by the Borrower to the Administrative Agent are true, accurate and complete and have not been amended or modified in any manner, other than pursuant to amendments or modifications previously delivered to the Administrative Agent. No party to any such document is in default in respect of any material term or obligation thereunder.
     (b) In the event that after the Effective Date: any matter being disputed in accordance with the terms of the Asset Purchase Agreement or the Stock Purchase Agreement is resolved, the purchase price is adjusted by an amount greater than $750,000 or the Borrower and the seller(s) calculate and agree upon the “final adjustment statement” or “closing adjustment statement” as contemplated thereby, then, in each such case, the Borrower shall promptly give the Administrative Agent notice in reasonable detail of such circumstances.
     (c) The Borrower will not, and will not permit any of its Subsidiaries to, amend, modify or supplement either the Asset Purchase Agreement or the Stock Purchase Agreement if the effect thereof could reasonably be expected to have a Material Adverse Effect (and provided that the Borrower promptly furnishes to the Administrative Agent a copy of such amendment, modification or supplement).
     Section 4. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
     4.1 The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
     4.2 The Administrative Agent shall have received multiple counterparts of this Second Amendment as requested from each Lender and the Borrower.

     4.3 The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor setting forth (i) resolutions of its board of directors or other authorized body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party, to enter into the transactions contemplated in those documents and to effectuate any corporate restructuring, (ii) the officers of the Borrower or such Guarantor (y) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Second Amendment, the Loan Documents to which it is a party and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) that, if delivered in connection with the Credit Agreement, that there have been no changes to the articles or certificate of incorporation and bylaws (or other organizational documents) of the Borrower and such Guarantor since such date, or if not delivered, such documents, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
     4.4 The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.
     4.5 The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit D of the Credit Agreement, duly and properly executed by a Responsible Officer and dated as of the date of the Second Amendment Effective Date.
     4.6 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower shall be contemporaneously closing an amendment to the Second Lien Term Loan Agreement and borrowing incremental Debt thereunder with gross proceeds of not less than $75,000,000. The structure, terms, conditions and documentation, including execution and delivery of appropriate inter-creditor and/or subordination documentation for each of the foregoing shall be reasonably satisfactory to the Administrative Agent.
     4.7 The Administrative Agent shall have received duly executed Notes payable to the order of each Lender in an amount equal to its Maximum Credit Amount after giving effect of this Second Amendment.
     4.8 The Administrative Agent shall be reasonably satisfied that the Security Instruments, including Mortgages, Assumptions and Supplements to the Guaranty Agreement and the other Security Instruments described in Exhibit F-1 create perfected first priority Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the total value of the Oil and Gas Properties evaluated in the most recent Reserve Reports delivered to the Lenders under Section 8.12 and the Reserve Reports delivered to the Lenders pertaining to the Acquisition Properties and the Winwell Properties.
     4.9 The Administrative Agent shall have received title information as they may reasonably require setting forth the status of title to at least 80% of the total value of the Acquisition Properties and the Winwell Properties, including copies of the releases of any Liens of the sellers on the Acquisition Properties and the Winwell Properties and UCC and other Lien searches related to the sellers and the Acquisition Properties and the Winwell Properties.
     4.10 The Administrative Agent shall have received certificates, together with undated, blank stock powers for each such certificate, representing all of the issued and outstanding Equity Interests of each of Winwell and WSF, Inc.
     4.11 The Administrative Agent shall be reasonably satisfied with the environmental condition of the Acquisition Properties and the Winwell Properties.
     4.12 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that the Borrower has received all consents and approvals necessary to consummate the transactions contemplated hereby, including a consent of the lenders under the Second Lien Term Loan Agreement to increase the Maximum Credit Amounts to $600,000,000, and contemplated by the Asset Purchase Agreement and the Winwell Acquisition.
     4.13 The Administrative Agent shall have received audited Consolidated Financial Statements of Winwell Resources, Inc. for the Years Ended June 30, 2005 and 2004.
     4.14 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that: (i) the Borrower is concurrently consummating the Winwell Acquisition in accordance with the terms of the Stock Purchase Agreement (with all of the material conditions thereto having been satisfied in all material respects by the parties thereto), (ii) the Borrower is concurrently consummating the Asset Purchase Agreement in accordance with its terms (with all of the material conditions thereto having been satisfied in all material respects by the parties thereto), and (iii) that attached thereto is a schedule setting forth the final purchase price for the Properties subject thereof after giving effect to all adjustments as of the closing date contemplated by therein and specifying, by category, the amount of such adjustment.
     4.15 The Administrative Agent shall have received a copy, certified by a Responsible Officer as true and complete, of (i) the Stock Purchase Agreement and (ii) Asset Purchase Agreement (both of which, together with all amendments, if any), the terms and conditions of which shall be reasonably acceptable to the Administrative Agent.
     4.16 The Administrative Agent shall have received an opinion of (i) Hinkle Elkouri Law Firm L.L.C., special counsel to the Borrower, substantially in the form of Exhibit E-1 to the Credit Agreement, and (ii) local counsel in each of the following states: Texas, Oklahoma, New

Mexico and Louisiana, and any other jurisdictions requested by the Administrative Agent, substantially in the form of Exhibit E-2 to the Credit Agreement.
     4.17 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
     4.18 No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.
     The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
     Section 5. Representations and Warranties; Etc. The Borrower and each Guarantor hereby affirms: (a) that as of the date of execution and delivery of this Second Amendment, and after giving effect to the transactions contemplated hereby and by the Asset Purchase Agreement and the Stock Purchase Agreement, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Second Amendment and to the transactions contemplated hereby, including the transactions contemplated by the Asset Purchase Agreement and the Stock Purchase Agreement, no Defaults exist under the Loan Documents or will exist under the Loan Documents.
     Section 6. Miscellaneous.
     6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.
     6.2 Ratification and Affirmation of Borrower and Guarantors. The Borrower and Guarantors hereby expressly (i) acknowledge the terms of this Second Amendment, (ii) ratify and affirm their obligations under the Loan Documents to which they are a party, (iii) acknowledge, renew and extend their continued liabilities under the Guarantee Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guarantee Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.
     6.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     6.4 No Oral Agreement. This written Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
     6.5 Governing Law. This Second Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of Texas.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Floyd C. Wilson

Floyd C. Wilson
President and Chief Executive Officer
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 1

GUARANTORS:		PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC
By: PETROHAWK ENERGY CORPORATION
Its Sole Member

RED RIVER FIELD SERVICES, L.L.C.
By: PETROHAWK ENERGY CORPORATION
Its Sole Member

PETROHAWK PROPERTIES, LP
By: P-H ENERGY, LLC
Its General Partner

WINWELL RESOURCES, INC.

WSF, INC.

	By:	/s/ Floyd C. Wilson

Floyd C. Wilson
President and Chief Executive Officer
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 2

PETROHAWK HOLDINGS, LLC

By:	/s/ Connie D. Tatum

Connie D. Tatum
President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 3

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

	By:	/s/ Greg Smothers

	Name:	Greg Smothers
	Title:	Vice President

	By:	/s/ Polly Schott

	Name:	Polly Schott
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 4

SYNDICATION AGENT:	BANK OF AMERICA, N.A., as Syndication
Agent

	By:	/s/ Gregory B. Hanson

	Name:	Gregory B. Hanson
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 5

SYNDICATION AGENT:	HARRIS NESBITT FINANCING, INC., as
Syndication Agent

	By:	/s/ James V. Ducote

	Name:	James V. Ducote
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 6

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A., as
Co-Documentation Agent

	By:	/s/ Elizabeth Pavlas

	Name:	Elizabeth Pavlas
	Title:	Assistant Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 7

CO-DOCUMENTATION AGENT:	WELLS FARGO BANK, N.A., as
Co-Documentation Agent

	By:	/s/ Jeff Dalton

	Name:	Jeff Dalton
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 8

LENDERS:	BNP PARIBAS

	By:	/s/ Greg Smothers

	Name:	Greg Smothers
	Title:	Vice President

	By:	/s/ Polly Schott

	Name:	Polly Schott
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 9

LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Gregory B. Hanson

	Name:	Gregory B. Hanson
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 10

LENDERS:	HARRIS NESBITT FINANCING, INC.

	By:	/s/ James V. Ducote

	Name:	James V. Ducote
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 11

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Elizabeth Pavlas

	Name:	Elizabeth Pavlas
	Title:	Assistant Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 12

LENDERS:	WELLS FARGO BANK, N.A.

	By:	/s/ Jeff Dalton

	Name:	Jeff Dalton
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 13

LENDERS:	FORTIS CAPITAL CORP.

	By:	/s/ Deirdre Sanborn

	Name:	Deirdre Sanborn
	Title:	Senior Vice President

	By:	/s/ Darrell Holley

	Name:	Darrell Holley
	Title:	Managing Director
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 14

LENDERS:	SUNTRUST BANK

	By:	/s/ Sean M. Roche

	Name:	Sean M. Roche
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 15

LENDERS:	ALLIED IRISH BANKS P.L.C.

	By:	/s/ Mark Connelly

	Name:	Mark Connelly
	Title:	Vice President

	By:	/s/ Aidan J. Lanigan

	Name:	Aidan J. Lanigan
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 16

LENDERS:	COMERICA BANK

	By:	/s/ Huma Vadgama

	Name:	Huma Vadgama
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 17

LENDERS:	KEYBANK, NATIONAL ASSOCIATION

	By:	/s/ Thomas Rajan

	Name:	Thomas Rajan
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 18

LENDERS:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Kathryn A. Gaiter

	Name:	Kathryn A. Gaiter
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 19

LENDERS:	AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Tracy T. Butz

	Name:	Tracy T. Butz
	Title:	Vice President, Energy Lending
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 20

LENDERS:	BANK OF TEXAS, N.A.

	By:	/s/ Mari Salazar

	Name:	Mari Salazar
	Title:	Assistant Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 21

LENDERS:	COMPASS BANK

	By:	/s/ Murray E. Brasseux

	Name:	Murray E. Brasseux
	Title:	Executive Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 22

LENDERS:	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/s/ Omayra Laucella

	Name:	Omayra Laucella
	Title:	Vice President

	By:	/s/ Lana Gifas

	Name:	Lana Gifas
	Title:	Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 23

LENDERS:	STERLING BANK

	By:	/s/ Jeff A. Forbis

	Name:	Jeff A. Forbis
	Title:	Senior Vice President
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 24

EXITING LENDER:	MACQUARIE BANK LIMITED

	By:	/s/ Thomas Wegenhofer

	Name:	Thomas Wegenhofer
	Title:	Associate Director

	By:	/s/ Thomas Callinas

	Name:	Thomas Callinas
	Title:	Attorney
Second Amendment – Amended and Restated Senior Revolving Credit Agreement
Signature Page — 25

ANNEX I-A
LIST OF MAXIMUM CREDIT AMOUNTS
Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	10.00%	$60,000,000.00
Bank of America, N.A.	8.00%	$48,000,000.00
Harris Nesbitt Financing, Inc.	8.00%	$48,000,000.00
JPMorgan Chase Bank, N.A.	8.00%	$48,000,000.00
Wells Fargo Bank, N.A.	8.00%	$48,000,000.00
Fortis Capital Corp.	7.50%	$45,000,000.00
SunTrust Bank	7.50%	$45,000,000.00
Allied Irish Banks, p.l.c.	6.25%	$37,500,000.00
Comerica Bank	6.25%	$37,500,000.00
KeyBank, National Association	6.25%	$37,500,000.00
US Bank National Association	6.25%	$37,500,000.00
Amegy Bank of Texas, N.A.	3.75%	$22,500,000.00
Bank of Texas, N.A.	3.75%	$22,500,000.00
Compass Bank	3.75%	$22,500,000.00
Deutsche Bank Trust Company Americas	3.75%	$22,500,000.00
Sterling Bank	3.00%	$18,000,000.00
TOTAL	100.00%	$600,000,000.00